Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

United Community Banks, Inc. Reports Fourth Quarter Results

EPS of $0.66, Return on Assets of 1.30% and Return on Common Equity of 12.36%

GREENVILLE, SC – January 19, 2021 - United Community Banks, Inc. (NASDAQ: UCBI) (United) today reported fourth quarter financial results, including solid year-over-year loan and core deposit growth and strong profitability. For the quarter, United’s net income was $59.5 million and pre-tax pre-provision income was $80.3 million. Diluted earnings per share of $0.66 for the quarter represented an increase of $0.05 or 8%, from a year ago. Compared to the third quarter, diluted earnings per share were up by $0.14 or 27%. On an operating basis, which excludes merger-related and other charges, diluted earnings per share were $0.68, up $0.07 or 11% from last year and $0.13 per share or 24% compared to the third quarter. United’s GAAP return on assets (ROA) was 1.30% and its return on common equity was 12.4% for the quarter. On an operating basis, United’s ROA was 1.34% and its return on tangible common equity was 16.2%. On a pre-tax, pre-provision basis, and excluding merger-related and other charges, ROA was 1.82%.

Included in the quarter’s results was a discretionary $8.5 million contribution to the United Community Bank Foundation. This contribution lowered operating EPS by $0.07 and operating ROA by 15 basis points.

Chairman and CEO Lynn Harton stated, “While our markets continue to be impacted by the pandemic, I am proud of the ongoing commitment to service by our employees and am encouraged by the resilience of our customers. The strength of our balance sheet and the diversity of our business model enabled us to continue to post solid financial results in a challenging environment. Most importantly, our teams continued to exhibit outstanding leadership. During the year, we have been able to add new teams of bankers, expand our footprint into new, fast-growing markets, and increase our product offerings. Focused efforts by our teams have led to meaningful high-quality growth in loans, deposits, and fee income despite economic headwinds.”

Total loans decreased by $428 million during the quarter—primarily driven by the forgiveness of $671 million in SBA Paycheck Protection Program (PPP) loans. Excluding the effect of PPP loans, core organic loan growth was 8% annualized. Core transaction deposits grew by $369 million during the quarter, or 13% annualized, and United’s cost of deposits decreased by 8 basis points to 0.17%. The net interest margin increased 28 basis points from the third quarter due mainly to the accelerated recognition of PPP fees, as well as purchased loan accretion. Excluding these items, the net interest margin decreased by approximately 10 basis points from the third quarter due to a combination of factors, including lower overall market rates and increased liquidity.

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Mr. Harton concluded, “I am pleased by our performance both this quarter and this past year despite the challenging circumstances. I am optimistic going into 2021 knowing that we are well positioned to take advantage of new business opportunities. In October, and for the fourth consecutive year, United was again named one of the Best Banks to Work for in 2020 by American Banker. This honor demonstrates our commitment to employee development and to fostering a strong culture. Our employees continue to lead in supporting our customers and communities, which is directly reflected in our performance and success.”

2020 Financial Highlights:

•	Full year EPS of $1.91, a decrease of 17% compared to last year on both a GAAP and operating basis

•	Return on assets of 1.04%, or 1.07% on an operating basis

•	Pre-tax, pre-provision return on assets of 1.85%, or 1.90% on an operating basis

•	Return on common equity of 9.3%

•	Return on tangible common equity of 12.2% on an operating basis

•	Completed the merger with Three Shores Bancorporation and its bank subsidiary Seaside National Bank & Trust (Seaside) on July 1

•	A provision for credit losses of $80.4 million compared to $13.2 million in 2019, partly due to the adoption of the Current Expected Credit Losses (CECL) model in the first quarter

•	Processed nearly 11,000 PPP applications, totaling $1.3 billion in new loans

•	Loan growth of $2.6 billion with $1.4 billion attributable to loans acquired from Seaside and core loan growth (excluding PPP loans) of 8% for the year

•	Core transaction deposits were up $4.0 billion with $1.3 billion attributable to Seaside and remainder in organic growth, which represents a 36% core growth rate for the year

•	Net interest margin of 3.55%, which was down 52 basis points from last year due to a number of factors, including the low rate environment, the Seaside acquisition, and increasing balance sheet liquidity

•	Record mortgage rate locks of $3.3 billion compared to $1.6 billion a year ago

•	Noninterest income was up $49.6 million or 47%, excluding net securities gains; Seaside contributed nearly $4.7 million of the increase and mortgage loan gains and related fees were up $48.9 million, primarily driven by record mortgage rate locks and production

•	Efficiency ratio of 55.7%, or 54.6% on an operating basis

•	Net charge-offs of $18.3 million, or 17 basis points as a percent of average loans, up 3 basis points from 2019

•	Completed a public offering of $100 million aggregate of 6.875% Non-Cumulative Perpetual Preferred Stock and $100 million aggregate principal amount of 5.000% Fixed-to-Floating Senior Notes due 2030

•	Established the United Community Bank Foundation with $10.0 million

Fourth Quarter 2020 Financial Highlights:

•	Net income of $59.5 million and pre-tax pre-provision income of $80.3 million

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•	EPS increased by 8% compared to last year on a GAAP basis and 11% on an operating basis; compared to third quarter, EPS increased by 27% on a GAAP basis and 24% on an operating basis

•	Return on assets of 1.30%, or 1.34% on an operating basis

•	Pre-tax, pre-provision return on assets of 1.77%, or 1.82% on an operating basis

•	Return on common equity of 12.4%

•	Return on tangible common equity of 16.2% on an operating basis

•	A provision for credit losses of $2.9 million, which increased the allowance for loan losses to 1.20% (1.28%, excluding PPP loans) from 1.14% in the third quarter

•	Loan production of $1.1 billion, resulting in core loan growth of 8%, annualized for the quarter, excluding the impact of $671 million in PPP loans being forgiven

•	Core transaction deposits were up $369 million, which represents a 13% annualized growth rate for the quarter

•	Net interest margin of 3.55% was up 28 basis points from the third quarter, mainly due to the impact of accelerated PPP fees during the quarter

•	Record mortgage closings of $609 million and mortgage rate locks of $792 million, compared to $333 million and $411 million, respectively, a year ago

•	Noninterest income was down $6.6 million on a linked quarter basis, excluding net securities gains, primarily driven by lower mortgage loan gains and related fees

•	Noninterest expenses increased by $10.5 million compared to the third quarter mostly due to funding for the United Community Bank Foundation of $8.5 million

•	Efficiency ratio of 56.7%, or 55.4% on an operating basis

•	Net charge-offs of $1.5 million, or 5 basis points as a percent of average loans, down 4 basis points from the third quarter

•	Nonperforming assets of 0.35% of total assets, up 6 basis points compared to September 30, 2020

•	Total loan deferrals of $71 million or 0.6% of the total loan portfolio compared to $365 million or 3% in the third quarter

•	$8.5 million of funding for the United Community Bank Foundation for charities and causes throughout the footprint, adding to a $0.5 million contribution in the third quarter

•	Plan for operational conversion of Seaside in the first quarter of 2021

Conference Call

United will hold a conference call, Wednesday, January 20, 2021, at 11 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 5083638. The conference call also will be webcast and available for replay for 30 days by selecting “Events & Presentations” within the Investor Relations section of United’s website at www.ucbi.com.

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UNITED COMMUNITY BANKS, INC.

Financial Highlights

Selected Financial Information

						Fourth	For the Twelve Months Ended December 31,
	2020				2019	Quarter			YTD 2020-
(in thousands, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	2020- 2019 Change	2020	2019	2019 Change
INCOME SUMMARY
Interest revenue	$156,071	$141,773	$123,605	$136,547	$136,419		$557,996	$552,706
Interest expense	10,676	13,319	14,301	17,941	19,781		56,237	83,312
Net interest revenue	145,395	128,454	109,304	118,606	116,638	25%	501,759	469,394	7%
Provision for credit losses	2,907	21,793	33,543	22,191	3,500		80,434	13,150
Noninterest income	41,375	48,682	40,238	25,814	30,183	37	156,109	104,713	49
Total revenue	183,863	155,343	115,999	122,229	143,321	28	577,434	560,957	3
Expenses	106,490	95,981	83,980	81,538	81,424	31	367,989	322,245	14
Income before income tax expense	77,373	59,362	32,019	40,691	61,897		209,445	238,712
Income tax expense	17,871	11,755	6,923	8,807	12,885		45,356	52,991
Net income	59,502	47,607	25,096	31,884	49,012		164,089	185,721
Merger-related and other charges	2,452	3,361	397	808	(74)		7,018	7,357
Income tax benefit of merger-related and other charges	(552)	(519)	(87)	(182)	17		(1,340)	(1,695)
Net income - operating (1)	$61,402	$50,449	$25,406	$32,510	$48,955	25	$169,767	$191,383	(11)

Pre-tax pre-provision income (5)	$80,280	$81,155	$65,562	$62,882	$65,397	23	$289,879	$251,862	15

PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.66	$0.52	$0.32	$0.40	$0.61	8	$1.91	$2.31	(17)
Diluted net income - operating (1)	0.68	0.55	0.32	0.41	0.61	11	1.98	2.38	(17)
Common stock cash dividends declared	0.18	0.18	0.18	0.18	0.18	—	0.72	0.68	6
Book value	21.90	21.45	21.22	20.80	20.53	7	21.90	20.53	7
Tangible book value (3)	17.56	17.09	16.95	16.52	16.28	8	17.56	16.28	8
Key performance ratios:
Return on common equity - GAAP (2)(4)	12.36%	10.06%	6.17%	7.85%	12.07%		9.25%	11.89%
Return on common equity - operating (1)(2)(4)	12.77	10.69	6.25	8.01	12.06		9.58	12.25
Return on tangible common equity - operating (1)(2)(3)(4)	16.23	13.52	8.09	10.57	15.49		12.24	15.81
Return on assets - GAAP (4)	1.30	1.07	0.71	0.99	1.50		1.04	1.46
Return on assets - operating (1)(4)	1.34	1.14	0.72	1.01	1.50		1.07	1.51
Return on assets -pre-tax pre-provision (4)(5)	1.77	1.86	1.86	1.95	2.00		1.85	1.99
Return on assets -pre-tax pre-provision, excluding merger related and other charges (1)(4)(5)	1.82	1.93	1.87	1.98	2.00		1.90	2.04
Net interest margin (fully taxable equivalent) (4)	3.55	3.27	3.42	4.07	3.93		3.55	4.07
Efficiency ratio - GAAP	56.73	54.14	55.86	56.15	54.87		55.71	55.77
Efficiency ratio - operating (1)	55.42	52.24	55.59	55.59	54.92		54.64	54.50
Equity to total assets	11.29	11.47	11.81	12.54	12.66		11.29	12.66
Tangible common equity to tangible assets (3)	8.81	8.89	9.12	10.22	10.32		8.81	10.32
ASSET QUALITY
Nonperforming loans	$61,599	$49,084	$48,021	$36,208	$35,341	74	$61,599	$35,341	74
Foreclosed properties	647	953	477	475	476	36	647	476	36
Total nonperforming assets (“NPAs”)	62,246	50,037	48,498	36,683	35,817	74	62,246	35,817	74
Allowance for credit losses – loans and leases	137,010	134,256	103,669	81,905	62,089	121	137,010	62,089	121
Net charge-offs	1,515	2,538	6,149	8,114	3,925	(61)	18,316	12,216	50
Allowance for credit losses – loans and leases to loans	1.20%	1.14%	1.02%	0.92%	0.70%		1.20%	0.70%
Net charge-offs to average loans (4)	0.05	0.09	0.25	0.37	0.18		0.17	0.14
NPAs to loans and foreclosed properties	0.55	0.42	0.48	0.41	0.41		0.55	0.41
NPAs to total assets	0.35	0.29	0.32	0.28	0.28		0.35	0.28
AVERAGE BALANCES ($ in millions)
Loans	$11,595	$11,644	$9,773	$8,829	$8,890	30	$10,467	$8,708	20
Investment securities	3,326	2,750	2,408	2,520	2,486	34	2,752	2,647	4
Earning assets	16,394	15,715	12,958	11,798	11,832	39	14,226	11,609	23
Total assets	17,698	17,013	14,173	12,944	12,946	37	15,467	12,687	22
Deposits	15,057	14,460	12,071	10,915	10,924	38	13,135	10,579	24
Shareholders’ equity	1,994	1,948	1,686	1,653	1,623	23	1,821	1,556	17
Common shares - basic (thousands)	87,258	87,129	78,920	79,340	79,659	10	83,184	79,700	4
Common shares - diluted (thousands)	87,333	87,205	78,924	79,446	79,669	10	83,248	79,708	4
AT PERIOD END ($ in millions)
Loans	$11,371	$11,799	$10,133	$8,935	$8,813	29	$11,371	$8,813	29
Investment securities	3,645	3,089	2,432	2,540	2,559	42	3,645	2,559	42
Total assets	17,794	17,153	15,005	13,086	12,916	38	17,794	12,916	38
Deposits	15,232	14,603	12,702	11,035	10,897	40	15,232	10,897	40
Shareholders’ equity	2,008	1,967	1,772	1,641	1,636	23	2,008	1,636	23
Common shares outstanding (thousands)	86,675	86,611	78,335	78,284	79,014	10	86,675	79,014	10

(1)  Excludes merger-related and other charges. (2) Net income divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (3) Excludes effect of acquisition related intangibles and associated amortization. (4) Annualized. (5) Excludes income tax expense and provision for credit losses.

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UNITED COMMUNITY BANKS, INC.

Selected Financial Information

For the Years Ended December 31,

(in thousands, except per share data)	2020	2019	2018	2017	2016
INCOME SUMMARY
Interest revenue	$557,996	$552,706	$500,080	$389,720	$335,020
Interest expense	56,237	83,312	61,330	33,735	25,236
Net interest revenue	501,759	469,394	438,750	355,985	309,784
Provision for credit losses	80,434	13,150	9,500	3,800	(800)
Noninterest income	156,109	104,713	92,961	88,260	93,697
Total revenue	577,434	560,957	522,211	440,445	404,281
Expenses	367,989	322,245	306,285	267,611	241,289
Income before income tax expense	209,445	238,712	215,926	172,834	162,992
Income tax expense	45,356	52,991	49,815	105,013	62,336
Net income	164,089	185,721	166,111	67,821	100,656
Merger-related and other charges	7,018	7,357	7,345	14,662	8,122
Income tax benefit of merger-related and other charges	(1,340)	(1,695)	(1,494)	(3,745)	(3,074)
Impact of remeasurement of deferred tax asset resulting from 2017 Tax Cuts and Jobs Act	—	—	—	38,199	—
Impairment of deferred tax asset on cancelled non-qualified stock options	—	—	—	—	976
Release of disproportionate tax effects lodged in OCI	—	—	—	3,400	—
Net income - operating (1)	$169,767	$191,383	$171,962	$120,337	$106,680

Pre-tax pre-provision income (4)	$289,879	$251,862	$225,426	$176,634	$162,192

PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$1.91	$2.31	$2.07	$0.92	$1.40
Diluted net income - operating (1)	1.98	2.38	2.14	1.63	1.48
Common stock cash dividends declared	0.72	0.68	0.58	0.38	0.30
Book value	21.90	20.53	18.24	16.67	15.06
Tangible book value (3)	17.56	16.28	14.24	13.65	12.95
Key performance ratios:
Return on common equity - GAAP (2)	9.25%	11.89%	11.60%	5.67%	9.41%
Return on common equity - operating (1)(2)	9.58	12.25	12.01	10.07	9.98
Return on tangible common equity - operating (1)(2)(3)	12.24	15.81	15.69	12.02	11.86
Return on assets - GAAP	1.04	1.46	1.35	0.62	1.00
Return on assets - operating (1)	1.07	1.51	1.40	1.09	1.06
Return on assets -pre-tax pre-provision (4)	1.85	1.99	1.84	1.60	1.61
Return on assets -pre-tax pre-provision, excluding merger related and other charges (1)(5)	1.90	2.04	1.89	1.74	1.69
Net interest margin (fully taxable equivalent)	3.55	4.07	3.91	3.52	3.36
Efficiency ratio - GAAP	55.71	55.77	57.31	59.95	59.80
Efficiency ratio - operating (1)	54.64	54.50	55.94	56.67	57.78
Equity to total assets	11.29	12.66	11.59	10.94	10.05
Tangible common equity to tangible assets (3)	8.81	10.32	9.29	9.14	8.77
ASSET QUALITY
Nonperforming loans	$61,599	$35,341	$23,778	$23,658	$21,539
Foreclosed properties	647	476	1,305	3,234	7,949
Total nonperforming assets (NPAs)	62,246	35,817	25,083	26,892	29,488
Allowance for credit losses – loans and leases	137,010	62,089	61,203	58,914	61,422
Net charge-offs	18,316	12,216	6,113	5,998	6,766
Allowance for credit losses – loans and leases to loans	1.20%	0.70%	0.73%	0.76%	0.89%
Net charge-offs to average loans	0.17	0.14	0.07	0.08	0.11
NPAs to loans and foreclosed properties	0.55	0.41	0.30	0.35	0.43
NPAs to total assets	0.35	0.28	0.20	0.23	0.28
AVERAGE BALANCES ($ in millions)
Loans	$10,467	$8,708	$8,170	$7,150	$6,413
Investment securities	2,752	2,647	2,899	2,847	2,691
Earning assets	14,226	11,609	11,282	10,162	9,257
Total assets	15,467	12,687	12,284	11,015	10,054
Deposits	13,135	10,579	10,000	8,950	8,177
Shareholders’ equity	1,821	1,556	1,380	1,180	1,059
Common shares - basic (thousands)	83,184	79,700	79,662	73,247	71,910
Common shares - diluted (thousands)	83,248	79,708	79,671	73,259	71,915
AT PERIOD END ($ in millions)
Loans	$11,371	$8,813	$8,383	$7,736	$6,921
Investment securities	3,645	2,559	2,903	2,937	2,762
Total assets	17,794	12,916	12,573	11,915	10,709
Deposits	15,232	10,897	10,535	9,808	8,638
Shareholders’ equity	2,008	1,636	1,458	1,303	1,076
Common shares outstanding (thousands)	86,675	79,014	79,234	77,580	70,899

(1) Excludes merger-related and other charges which includes amortization of certain executive change of control benefits, 2019 executive retirement charges and termination of pension plan, the 2017 impact of remeasurement of United’s deferred tax assets following the passage of tax reform legislation, a 2017 release of disproportionate tax effects lodged in OCI, and a 2016 deferred tax asset impairment charge related to cancelled non-qualified stock options. (2) Net income less preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (3) Excludes effect of acquisition related intangibles and associated amortization. (4) Excludes income tax expense and provision for credit losses.

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UNITED COMMUNITY BANKS, INC.

Non-GAAP Performance Measures Reconciliation

Selected Financial Information- Quarterly

	2020				2019
(in thousands, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Expense reconciliation
Expenses (GAAP)	$106,490	$95,981	$83,980	$81,538	$81,424
Merger-related and other charges	(2,452)	(3,361)	(397)	(808)	74
Expenses - operating	$104,038	$92,620	$83,583	$80,730	$81,498

Net income to operating income reconciliation
Net income (GAAP)	$59,502	$47,607	$25,096	$31,884	$49,012
Merger-related and other charges	2,452	3,361	397	808	(74)
Income tax benefit of merger-related and other charges	(552)	(519)	(87)	(182)	17
Net income - operating	$61,402	$50,449	$25,406	$32,510	$48,955

Net income to pre-tax pre-provision income reconciliation
Net income (GAAP)	59,502	47,607	25,096	31,884	49,012
Income tax expense	17,871	11,755	6,923	8,807	12,885
Provision for credit losses	2,907	21,793	33,543	22,191	3,500
Pre-tax pre-provision income	$80,280	$81,155	$65,562	$62,882	$65,397

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.66	$0.52	$0.32	$0.40	$0.61
Merger-related and other charges	0.02	0.03	—	0.01	—
Diluted income per common share - operating	$0.68	$0.55	$0.32	$0.41	$0.61

Book value per common share reconciliation
Book value per common share (GAAP)	$21.90	$21.45	$21.22	$20.80	$20.53
Effect of goodwill and other intangibles	(4.34)	(4.36)	(4.27)	(4.28)	(4.25)
Tangible book value per common share	$17.56	$17.09	$16.95	$16.52	$16.28

Return on tangible common equity reconciliation
Return on common equity (GAAP)	12.36%	10.06%	6.17%	7.85%	12.07%
Merger-related and other charges	0.41	0.63	0.08	0.16	(0.01)
Return on common equity - operating	12.77	10.69	6.25	8.01	12.06
Effect of goodwill and other intangibles	3.46	2.83	1.84	2.56	3.43
Return on tangible common equity - operating	16.23%	13.52%	8.09%	10.57%	15.49%

Return on assets reconciliation
Return on assets (GAAP)	1.30%	1.07%	0.71%	0.99%	1.50%
Merger-related and other charges	0.04	0.07	0.01	0.02	—
Return on assets - operating	1.34%	1.14%	0.72%	1.01%	1.50%

Return on assets to return on assets- pre-tax pre-provision reconciliation
Return on assets (GAAP)	1.30%	1.07%	0.71%	0.99%	1.50%
Income tax expense	0.40	0.28	0.20	0.27	0.39
Provision for credit losses	0.07	0.51	0.95	0.69	0.11
Return on assets - pre-tax pre-provision	1.77	1.86	1.86	1.95	2.00
Merger-related and other charges	0.05	0.07	0.01	0.03	—
Return on assets - pre-tax pre-provision, excluding merger-related and other charges	1.82%	1.93%	1.87%	1.98%	2.00%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	56.73%	54.14%	55.86%	56.15%	54.87%
Merger-related and other charges	(1.31)	(1.90)	(0.27)	(0.56)	0.05
Efficiency ratio - operating	55.42%	52.24%	55.59%	55.59%	54.92%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	11.29%	11.47%	11.81%	12.54%	12.66%
Effect of goodwill and other intangibles	(1.94)	(2.02)	(2.05)	(2.32)	(2.34)
Effect of preferred equity	(0.54)	(0.56)	(0.64)	—	—
Tangible common equity to tangible assets	8.81%	8.89%	9.12%	10.22%	10.32%

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UNITED COMMUNITY BANKS, INC.

Non-GAAP Performance Measures Reconciliation

Selected Financial Information- Annual

	For the Twelve Months Ended December 31,
(in thousands, except per share data)	2020	2019	2018	2017	2016
Expense reconciliation
Expenses (GAAP)	$367,989	$322,245	$306,285	$267,611	$241,289
Merger-related and other charges	(7,018)	(7,357)	(7,345)	(14,662)	(8,122)
Expenses - operating	$360,971	$314,888	$298,940	$252,949	$233,167

Net income reconciliation
Net income (GAAP)	$164,089	$185,721	$166,111	$67,821	$100,656
Merger-related and other charges	7,018	7,357	7,345	14,662	8,122
Income tax benefit of merger-related and other charges	(1,340)	(1,695)	(1,494)	(3,745)	(3,074)
Impact of tax reform on remeasurement of deferred tax asset	—	—	—	38,199	—
Impairment of deferred tax asset on canceled non-qualified stock options	—	—	—	—	976
Release of disproportionate tax effects lodged in OCI	—	—	—	3,400	—
Net income - operating	$169,767	$191,383	$171,962	$120,337	$106,680

Net income to pre-tax pre-provision income reconciliation
Net income (GAAP)	$164,089	$185,721	$166,111	$67,821	$100,656
Income tax expense	45,356	52,991	49,815	105,013	62,336
Provision for credit losses	80,434	13,150	9,500	3,800	(800)
Pre-tax pre-provision income	$289,879	$251,862	$225,426	$176,634	$162,192

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$1.91	$2.31	$2.07	$0.92	$1.40
Merger-related and other charges	0.07	0.07	0.07	0.14	0.07
Impact of tax reform on remeasurement of deferred tax asset	—	—	—	0.52	—
Impairment of deferred tax asset on canceled non-qualified stock options	—	—	—	—	0.01
Release of disproportionate tax effects lodged in OCI	—	—	—	0.05	—
Diluted income per common share - operating	$1.98	$2.38	$2.14	$1.63	$1.48

Book value per common share reconciliation
Book value per common share (GAAP)	$21.90	$20.53	$18.24	$16.67	$15.06
Effect of goodwill and other intangibles	(4.34)	(4.25)	(4.00)	(3.02)	(2.11)
Tangible book value per common share	$17.56	$16.28	$14.24	$13.65	$12.95

Return on tangible common equity reconciliation
Return on common equity (GAAP)	9.25%	11.89%	11.60%	5.67%	9.41%
Merger-related and other charges	0.33	0.36	0.41	0.92	0.48
Impact of tax reform on remeasurement of deferred tax asset	—	—	—	3.20	—
Impairment of deferred tax asset on canceled non-qualified stock options	—	—	—	—	0.09
Release of disproportionate tax effects lodged in OCI	—	—	—	0.28	—
Return on common equity - operating	9.58	12.25	12.01	10.07	9.98
Effect of goodwill and other intangibles	2.66	3.56	3.68	1.95	1.88
Return on tangible common equity - operating	12.24%	15.81%	15.69%	12.02%	11.86%

Return on assets reconciliation
Return on assets (GAAP)	1.04%	1.46%	1.35%	0.62%	1.00%
Merger-related and other charges	0.03	0.05	0.05	0.09	0.05
Impact of tax reform on remeasurement of deferred tax asset	—	—	—	0.35	—
Impairment of deferred tax asset on canceled non-qualified stock options	—	—	—	—	0.01
Release of disproportionate tax effects lodged in OCI	—	—	—	0.03	—
Return on assets - operating	1.07%	1.51%	1.40%	1.09%	1.06%

Return on assets to return on assets - pre-tax pre-provision reconciliation
Return on assets (GAAP)	1.04%	1.46%	1.35%	0.62%	1.00%
Income tax expense	0.29	0.43	0.41	0.95	0.62
Provision for credit losses	0.52	0.10	0.08	0.03	(0.01)
Return on assets - pre-tax pre-provision	1.85	1.99	1.84	1.60	1.61
Merger-related and other charges	0.05	0.05	0.05	0.14	0.08
Return on assets - pre-tax pre-provision	1.90%	2.04%	1.89%	1.74%	1.69%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	55.71%	55.77%	57.31%	59.95%	59.80%
Merger-related and other charges	(1.07)	(1.27)	(1.37)	(3.28)	(2.02)
Efficiency ratio - operating	54.64%	54.50%	55.94%	56.67%	57.78%

Tangible common equity to tangible assets reconciliation
Equity to assets (GAAP)	11.29%	12.66%	11.59%	10.94%	10.05%
Effect of goodwill and other intangibles	(1.94)	(2.34)	(2.30)	(1.80)	(1.28)
Effect of preferred equity	(0.54)	—	—	—	—
Tangible common equity to assets	8.81%	10.32%	9.29%	9.14%	8.77%

7

UNITED COMMUNITY BANKS, INC.

Financial Highlights

Loan Portfolio Composition at Period-End

	2020				2019	Linked	Year over
(in millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Quarter Change	Year Change
LOANS BY CATEGORY
Owner occupied commercial RE	$2,090	$2,009	$1,759	$1,703	$1,720	$81	$370
Income producing commercial RE	2,541	2,493	2,178	2,065	2,008	48	533
Commercial & industrial	1,853	1,788	1,219	1,310	1,221	65	632
Paycheck protection program	646	1,317	1,095	—	—	(671)	646
Commercial construction	967	987	946	959	976	(20)	(9)
Equipment financing	864	823	779	761	745	41	119
Total commercial	8,961	9,417	7,976	6,798	6,670	(456)	2,291
Residential mortgage	1,285	1,270	1,152	1,128	1,118	15	167
Home equity lines of credit	697	707	654	668	661	(10)	36
Residential construction	281	257	230	216	236	24	45
Consumer	147	148	121	125	128	(1)	19
Total loans	$11,371	$11,799	$10,133	$8,935	$8,813	$(428)	$2,558

LOANS BY MARKET
North Georgia	$955	$945	$951	$958	$967	$10	$(12)
Atlanta	1,889	1,853	1,852	1,820	1,762	36	127
North Carolina	1,281	1,246	1,171	1,124	1,156	35	125
Coastal Georgia	617	614	618	604	631	3	(14)
Gainesville	224	229	233	235	246	(5)	(22)
East Tennessee	415	420	433	425	421	(5)	(6)
South Carolina	1,947	1,870	1,778	1,774	1,708	77	239
Florida	1,435	1,453	—	—	—	(18)	1,435
Commercial Banking Solutions	2,608	3,169	3,097	1,995	1,922	(561)	686
Total loans	$11,371	$11,799	$10,133	$8,935	$8,813	$(428)	$2,558

8

UNITED COMMUNITY BANKS, INC.

Financial Highlights

Loan Portfolio Composition at Year-End

(in millions)	2020	2019	2018	2017	2016
LOANS BY CATEGORY
Owner occupied commercial RE	$2,090	$1,720	$1,648	$1,924	$1,650
Income producing commercial RE	2,541	2,008	1,812	1,595	1,282
Commercial & industrial	1,853	1,221	1,278	1,131	1,070
Paycheck protection program	646	—	—	—	—
Commercial construction	967	976	796	712	634
Equipment financing	864	745	565	—	—
Total commercial	8,961	6,670	6,099	5,362	4,636
Residential mortgage	1,285	1,118	1,049	974	857
Home equity lines of credit	697	661	694	731	655
Residential construction	281	236	211	183	190
Consumer	146	128	330	486	583
Total loans	$11,371	$8,813	$8,383	$7,736	$6,921

LOANS BY MARKET
North Georgia	$955	$967	$981	$1,019	$1,097
Atlanta	1,889	1,762	1,507	1,510	1,399
North Carolina	1,281	1,156	1,072	1,049	545
Coastal Georgia	617	631	588	630	581
Gainesville	224	246	247	248	248
East Tennessee	415	421	477	475	504
South Carolina	1,947	1,708	1,645	1,486	1,233
Florida	1,435	—	—	—	—
Commercial Banking Solutions	2,608	1,922	1,658	961	855
Indirect auto	—	—	208	358	459
Total loans	$11,371	$8,813	$8,383	$7,736	$6,921

9

UNITED COMMUNITY BANKS, INC.

Financial Highlights

Credit Quality

	2020
(in thousands)	Fourth Quarter	Third Quarter	Second Quarter
NONACCRUAL LOANS
Owner occupied RE	$8,582	$11,075	$10,710
Income producing RE	15,149	12,230	11,274
Commercial & industrial	16,634	3,534	3,432
Commercial construction	1,745	1,863	2,290
Equipment financing	3,405	3,137	3,119
Total commercial	45,515	31,839	30,825
Residential mortgage	12,858	13,864	13,185
Home equity lines of credit	2,487	2,642	3,138
Residential construction	514	479	500
Consumer	225	260	373
Total	$61,599	$49,084	$48,021

	2020
	Fourth Quarter		Third Quarter		Second Quarter
(in thousands)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)
NET CHARGE-OFFS BY CATEGORY
Owner occupied RE	$(277)	(0.05)%	$(725)	(0.14)%	$(466)	(0.11)%
Income producing RE	(1,718)	(0.27)	1,785	0.29	4,548	0.86
Commercial & industrial	2,294	0.33	(105)	(0.01)	(37)	(0.01)
Commercial construction	(129)	(0.05)	(171)	(0.07)	122	0.05
Equipment financing	1,595	0.75	1,993	0.93	1,665	0.87
Total commercial	1,765	0.08	2,777	0.12	5,832	0.31
Residential mortgage	(25)	(0.01)	(35)	(0.01)	(6)	—
Home equity lines of credit	(151)	(0.09)	(125)	(0.07)	(98)	(0.06)
Residential construction	(47)	(0.07)	—	—	(5)	(0.01)
Consumer	(27)	(0.07)	(79)	(0.22)	426	1.39
Total	$1,515	0.05	$2,538	0.09	$6,149	0.25

(1) Annualized.

10

UNITED COMMUNITY BANKS, INC.

Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share data)	December 31, 2020	December 31, 2019
ASSETS
Cash and due from banks	$148,896	$125,844
Interest-bearing deposits in banks	1,459,723	389,362
Cash and cash equivalents	1,608,619	515,206
Debt securities available-for-sale	3,224,721	2,274,581
Debt securities held-to-maturity (fair value $437,193 and $287,904, respectively)	420,361	283,533
Loans held for sale at fair value	105,433	58,484
Loans and leases held for investment	11,370,815	8,812,553
Less allowance for credit losses - loans and leases	(137,010)	(62,089)
Loans and leases, net	11,233,805	8,750,464
Premises and equipment, net	218,489	215,976
Bank owned life insurance	201,969	202,664
Accrued interest receivable	47,672	32,660
Net deferred tax asset	38,411	34,059
Derivative financial instruments	86,666	35,007
Goodwill and other intangible assets, net	381,823	342,247
Other assets	226,405	171,135
Total assets	$17,794,374	$12,916,016
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$5,390,291	$3,477,979
NOW and interest-bearing demand	3,346,490	2,461,895
Money market	3,550,335	2,230,628
Savings	950,854	706,467
Time	1,704,290	1,859,574
Brokered	290,098	160,701
Total deposits	15,232,358	10,897,244
Long-term debt	326,956	212,664
Derivative financial instruments	29,003	15,516
Accrued expenses and other liabilities	198,527	154,900
Total liabilities	15,786,844	11,280,324
Shareholders' equity:
Preferred stock, $1 par value: 10,000,000 shares authorized; Series I, $25,000 per share liquidation preference; 4,000 and no shares issued and outstanding, respectively	96,422	—
Common stock, $1 par value; 150,000,000 shares authorized; 86,675,279 and 79,013,729 shares issued and outstanding, respectively	86,675	79,014
Common stock issuable; 600,834 and 664,640 shares, respectively	10,855	11,491
Capital surplus	1,638,999	1,496,641
Retained earnings	136,869	40,152
Accumulated other comprehensive income	37,710	8,394
Total shareholders’ equity	2,007,530	1,635,692
Total liabilities and shareholders’ equity	$17,794,374	$12,916,016

11

UNITED COMMUNITY BANKS, INC.

Consolidated Statements of Income (Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share data)	2020	2019	2020	2019
Interest revenue:
Loans, including fees	$141,351	$118,464	$494,212	$476,039
Investment securities, including tax exempt of $2,055 and $1,155, and $7,043 and $4,564	14,507	16,846	62,074	74,484
Deposits in banks and short-term investments	213	1,109	1,710	2,183
Total interest revenue	156,071	136,419	557,996	552,706
Interest expense:
Deposits:
NOW and interest-bearing demand	1,495	3,382	7,735	13,665
Money market	2,196	4,883	13,165	18,983
Savings	48	34	169	149
Time	2,689	8,372	20,703	34,059
Deposits	6,428	16,671	41,772	66,856
Short-term borrowings	—	—	3	838
Federal Home Loan Bank advances	—	2	28	2,697
Long-term debt	4,248	3,108	14,434	12,921
Total interest expense	10,676	19,781	56,237	83,312
Net interest revenue	145,395	116,638	501,759	469,394
Provision for credit losses	2,907	3,500	80,434	13,150
Net interest revenue after provision for credit losses	142,488	113,138	421,325	456,244
Noninterest income:
Service charges and fees	8,508	9,368	32,401	36,797
Mortgage loan gains and related fees	18,974	9,395	76,087	27,145
Brokerage fees and wealth management fees	3,221	1,526	9,240	6,150
Gains from other loan sales, net	1,531	2,455	5,420	6,867
Securities gains (losses), net	2	(903)	748	(1,021)
Other	9,139	8,342	32,213	28,775
Total noninterest income	41,375	30,183	156,109	104,713
Total revenue	183,863	143,321	577,434	560,957
Noninterest expenses:
Salaries and employee benefits	61,824	50,279	224,060	196,440
Occupancy	7,082	5,926	25,791	23,350
Communications and equipment	7,687	6,380	27,149	24,613
FDIC assessments and other regulatory charges	1,594	1,330	5,982	4,901
Professional fees	4,029	5,098	18,032	17,028
Lending and loan servicing expense	2,468	1,907	10,993	9,416
Outside services - electronic banking	1,997	1,919	7,513	7,020
Postage, printing and supplies	1,793	1,637	6,779	6,370
Advertising and public relations	9,891	1,914	15,203	6,170
Amortization of intangibles	1,042	1,093	4,168	4,938
Merger-related and other charges	2,452	(74)	7,018	6,907
Other	4,631	4,015	15,301	15,092
Total noninterest expenses	106,490	81,424	367,989	322,245
Net income before income taxes	77,373	61,897	209,445	238,712
Income tax expense	17,871	12,885	45,356	52,991
Net income	$59,502	$49,012	$164,089	$185,721
Preferred stock dividends	1,719	—	3,533	—
Undistributed earnings allocated to unvested shares	532	395	1,287	1,375
Net income available to common shareholders	$57,251	$48,617	$159,269	$184,346

Net income per common share:
Basic	$0.66	$0.61	$1.91	$2.31
Diluted	0.66	0.61	1.91	2.31
Weighted average common shares outstanding:
Basic	87,258	79,659	83,184	79,700
Diluted	87,333	79,669	83,248	79,708

12

Average Consolidated Balance Sheets and Net Interest Analysis

For the Three Months Ended December 31,

	2020				2019
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate		Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$11,595,484	$140,687		4.83%	$8,890,272	$118,262	5.28%
Taxable securities (3)	3,039,275	12,452		1.64	2,306,065	15,691	2.72
Tax-exempt securities (FTE) (1)(3)	286,490	2,759		3.85	179,744	1,551	3.45
Federal funds sold and other interest-earning assets	1,472,668	1,132		0.31	456,055	1,586	1.39
Total interest-earning assets (FTE)	16,393,917	157,030		3.81	11,832,136	137,090	4.60

Noninterest-earning assets:
Allowance for loan losses	(138,313)				(63,601)
Cash and due from banks	143,694				120,936
Premises and equipment	218,349				219,487
Other assets (3)	1,080,180				836,586
Total assets	$17,697,827				$12,945,544

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$3,281,984	1,495		0.18	$2,398,396	3,382	0.56
Money market	3,698,734	2,196		0.24	2,321,352	4,883	0.83
Savings	918,623	48		0.02	704,454	34	0.02
Time	1,748,099	2,711		0.62	1,880,174	7,975	1.68
Brokered time deposits	83,750	(22)		(0.10)	85,781	397	1.84
Total interest-bearing deposits	9,731,190	6,428		0.26	7,390,157	16,671	0.89
Federal funds purchased and other borrowings	54	—		—	—	—	—
Federal Home Loan Bank advances	—	—		—	435	2	1.82
Long-term debt	327,236	4,248		5.16	232,726	3,108	5.30
Total borrowed funds	327,290	4,248		5.16	233,161	3,110	5.29
Total interest-bearing liabilities	10,058,480	10,676		0.42	7,623,318	19,781	1.03

Noninterest-bearing liabilities:
Noninterest-bearing deposits	5,325,858				3,533,746
Other liabilities	319,158				165,148
Total liabilities	15,703,496				11,322,212
Shareholders’ equity	1,994,331				1,623,332
Total liabilities and shareholders’ equity	$17,697,827				$12,945,544

Net interest revenue (FTE)		$146,354	`			$117,309
Net interest-rate spread (FTE)				3.39%			3.57%
Net interest margin (FTE) (4)				3.55%			3.93%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.

(3)	Securities available for sale are shown at amortized cost. Pretax unrealized gains of $72.6 million in 2020 and $36.0 million in 2019 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net interest revenue divided by average interest-earning assets.

13

Average Consolidated Balance Sheets and Net Interest Analysis
For the Twelve Months Ended December 31,

	2020			2019
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$10,466,653	$492,223	4.70%	$8,708,035	$475,803	5.46%
Taxable securities (3)	2,532,750	55,031	2.17	2,475,102	69,920	2.82
Tax-exempt securities (FTE) (1)(3)	219,668	9,458	4.31	171,549	6,130	3.57
Federal funds sold and other interest-earning assets	1,007,059	4,753	0.47	254,370	3,499	1.38
Total interest-earning assets (FTE)	14,226,130	561,465	3.95	11,609,056	555,352	4.78

Non-interest-earning assets:
Allowance for loan losses	(106,812)			(62,900)
Cash and due from banks	136,702			121,649
Premises and equipment	217,751			220,523
Other assets (3)	993,584			798,649
Total assets	$15,467,355			$12,686,977

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$2,759,383	7,735	0.28	$2,249,713	13,665	0.61
Money market	3,023,928	13,165	0.44	2,221,478	18,983	0.85
Savings	821,344	169	0.02	690,028	149	0.02
Time	1,832,319	20,146	1.10	1,791,319	28,313	1.58
Brokered time deposits	97,788	557	0.57	240,646	5,746	2.39
Total interest-bearing deposits	8,534,762	41,772	0.49	7,193,184	66,856	0.93
Federal funds purchased and other borrowings	1,220	3	0.25	33,504	838	2.50
Federal Home Loan Bank advances	749	28	3.74	106,973	2,697	2.52
Long-term debt	274,069	14,434	5.27	247,732	12,921	5.22
Total borrowed funds	276,038	14,465	5.24	388,209	16,456	4.24
Total interest-bearing liabilities	8,810,800	56,237	0.64	7,581,393	83,312	1.10

Noninterest-bearing liabilities:
Noninterest-bearing deposits	4,600,152			3,385,431
Other liabilities	235,120			164,550
Total liabilities	13,646,072			11,131,374
Shareholders’ equity	1,821,283			1,555,603
Total liabilities and shareholders’ equity	$15,467,355			$12,686,977

Net interest revenue (FTE)		$505,228			$472,040
Net interest-rate spread (FTE)			3.31%			3.68%
Net interest margin (FTE) (4)			3.55%			4.07%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.

(3)	Securities available for sale are shown at amortized cost. Pretax unrealized gains of $67.3 million in 2020 and $12.8 million in 2019 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

14

About United Community Banks, Inc.

United Community Banks, Inc. (NASDAQ: UCBI) (United) is a bank holding company headquartered in Blairsville, Georgia, with executive offices in Greenville, South Carolina. United is one of the largest full-service financial institutions in the Southeast, with $17.8 billion in assets, and 160 offices in Florida, Georgia, North Carolina, South Carolina and Tennessee. United Community Bank, United’s wholly-owned bank subsidiary, specializes in personalized community banking services for individuals, small businesses and companies throughout its geographic footprint, including Florida under the brand Seaside Bank and Trust. Services include a full range of consumer and commercial banking products, including mortgage, advisory, treasury management, and wealth management. Respected national research firms consistently recognize United for outstanding customer service. In 2020, J.D. Power ranked United highest in customer satisfaction with retail banking in the Southeast, marking six out of the last seven years United earned the coveted award. United was also named "Best Banks to Work For" by American Banker in 2020 for the fourth year in a row based on employee satisfaction. Forbes included United in its inaugural list of the World’s Best Banks in 2019 and again in 2020. Forbes also recognized United on its 2020 list of the 100 Best Banks in America for the seventh consecutive year. United also received five Greenwich Excellence Awards in 2019 for excellence in Small Business Banking and Middle Market Banking, including a national award for Overall Satisfaction in Small Business Banking. Additional information about United can be found at www.ucbi.com.

Non-GAAP Financial Measures

This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “operating net income,” “pre-tax pre-provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre-tax pre-provision, excluding merger-related and other charges,” “return on assets - pre-tax pre-provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

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15